Bonds.com 8-K

Exhibit 10.16
BONDS.COM GROUP, INC

2011 EQUITY PLAN

NOTICE OF STOCK OPTION GRANT

[__________]
[__________]
[__________]

You have been granted an option to purchase Common Stock of Bonds.com Group, Inc., a Delaware corporation (the “Company”), as follows:

Board Approval Date:	[______]

Date of Grant:	[______]

Exercise Price per Share:	$[____]

Total Number of Shares Granted:	[____]

Total Exercise Price:	$[____]

Type of Option:	Nonstatutory Stock Option

Expiration Date:	[______]

First Vest Date:	[______]

Vesting/Exercise Schedule:	[______]

Termination Period:	[______]

Transferability:	This Option may not be transferred.

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Bonds.com Group, Inc. 2011 Equity Plan and the Stock Option Agreement, both of which are attached and made a part of this document.

In addition, you agree and acknowledge that your rights to any Shares underlying the Option will be earned only as you provide services to the Company over time, that the grant of the Option is not as consideration for services you rendered to the Company prior to your Vesting Commencement Date, and that nothing in this Notice or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with your right or the Company’s right to terminate that relationship at any time, for any reason, with or without cause.

THE COMPANY:

BONDS.COM GROUP, INC.

By:
(Signature)

Name:

Title:

OPTIONEE:

Name:

BONDS.COM GROUP, INC

2011 EQUITY PLAN

STOCK OPTION AGREEMENT

1.           Grant of Option.  Bonds.com Group, Inc., a Delaware corporation (the “Company”), hereby grants to ______________________ (“Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant accompanying this Stock Option Agreement (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the Bonds.com Group, Inc. 2011 Equity Plan (the “Plan”) adopted by the Company, which is incorporated in this Agreement by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

2.           Designation of Option.  This Option does not qualify as an Incentive Stock Option, and it is intended to be a Nonstatutory Stock Option.

3.           Exercise of Option.  This Option shall be exercisable during its term in accordance with the Vesting/Exercise Schedule set out in the Notice and with the provisions of Section 10 of the Plan as follows:

(a)           Right to Exercise.

(i)           This Option may not be exercised for a fraction of a share.

(ii)           This Option may only be exercised with respect to Shares that already Vested as of the date of such exercise.

(iii)           This Option may not be exercised more than once in any six month period, without the consent of the Company.

(iv)           In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Section 5 below, subject to the limitations contained in this Section 3.

(v)           In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(vi)           If requested by the Company, the exercise of this Option shall be conditioned upon and subject to the receipt by the Company of an executed signature page to the Company’s Stockholder’s Agreement, if any.

(b)           Method of Exercise.

(i)           This Option shall be exercisable by execution and delivery of the Exercise Notice attached hereto as Exhibit A, or any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan.  Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Plan Administrator in its discretion to constitute adequate delivery.  The written notice shall be accompanied by payment of the Exercise Price.  This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

(ii)           As a condition to the exercise of this Option and as further set forth in Section 12 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the vesting or exercise of the Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(iii)           The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of the Option unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.  This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board.  As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by the Applicable Laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

4.           Method of Payment.  Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee:

(a)           cash or check;

(b)           cancellation of indebtedness;

(c)           by surrender of shares of Common Stock of the Company that have an aggregate Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;

(d)           by surrender of shares of Common Stock otherwise issuable pursuant to this Option have a Fair Market value equal to the Exercise Price; or

(e)           such other methods as may be consistent with the Plan and permitted by the Plan Administrator.

5.           Termination of Relationship.  Following the date of termination of Optionee’s Continuous Service Status for any reason (the “Termination Date”), Optionee may exercise the

Option only as set forth in the Notice and this Section 5.  To the extent that Optionee is not entitled to exercise this Option as of the Termination Date, or if Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, the Option shall terminate in its entirety.  In no event, may any Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(a)           Termination.  In the event of termination of Optionee’s Continuous Service Status other than as a result of Optionee’s disability or death or for Cause (as defined in the Plan), Optionee may, to the extent Optionee is vested in the Option Shares at the date of such termination (the “Termination Date”), exercise this Option during the Termination Period set forth in the Notice.

(b)           Other Terminations.  In connection with any termination other than a termination covered by Section 5(a), Optionee may exercise the Option only as described below:

(i)           Termination upon Disability of Optionee. In the event of termination of Optionee’s Continuous Service Status as a result of Optionee’s disability, Optionee may, but only within six months from the Termination Date, exercise this Option to the extent Optionee was vested in the Option Shares as of such Termination Date.

(ii)           Death of Optionee.  In the event of the death of Optionee (a) during the term of this Option and while an Employee or Consultant of the Company and having been in Continuous Service Status since the date of grant of the Option, or (b) within thirty (30) days after Optionee’s Termination Date, the Option may be exercised at any time within six months following the date of death by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Optionee was vested in the Option as of the Termination Date.

(iii)           Termination for Cause.  In the event Optionee’s Continuous Service Status is terminated for Cause, the Option shall terminate immediately upon such termination for Cause as set forth in Section 10(b)(iv) of the Plan.  In the event Optionee’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Optionee’s rights under the Option, including the right to exercise the Option, shall be suspended during the investigation period, also as set forth in Section 10(b)(iv) of the Plan.

6.           Non-Transferability of Option.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him or her.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

7.           Tax Consequences.  THE OPTIONEE HEREBY ACKNOWLEDGES THAT THE ISSUANCE AND EXERCISE OF THIS OPTION MAY HAVE TAX CONSEQUENCES TO THE OPTIONEE AND THAT ANY AND ALL SUCH TAX CONSEQUENCES ARE THE SOLE RESPONSIBILITY OF THE OPTIONEE.  OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE ACCEPTING AND/OR EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

8.           Lock-Up Agreement.  Upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, Optionee hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however and whenever acquired (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

9.           Effect of Agreement.  Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan.  Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Plan Administrator regarding any questions relating to the Option.  In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.  The Option, including the Plan, constitutes the entire agreement between Optionee and the Company on the subject matter hereof and supersedes all proposals, written or oral, and all other communications between the parties relating to such subject matter.

[Signature Page Follows]

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one document.

THE COMPANY:

BONDS.COM GROUP, INC.

By:
(Signature)

Name:

Title:

OPTIONEE:

Name:

EXHIBIT A

EXERCISE NOTICE